Exhibit 99.7

                  FINANCIAL FEDERAL CORPORATION

       AMENDED AND RESTATED 2001 MANAGEMENT INCENTIVE PLAN

      (As Amended and Restated effective December 6, 2006)

                   RESTRICTED STOCK AGREEMENT


          Financial Federal Corporation, a Nevada corporation
(the "Company"), hereby awards shares of Restricted Stock
("Shares") to the Participant named below. The terms and conditions of the Award are set forth in this cover sheet and the attached Restricted Stock Agreement and in the 2001 Management
Incentive Plan (the "Plan").


Date of Award:

Name of Participant:

Number of Shares of Restricted Stock Awarded:

Amount Paid by Participant for the Shares of Restricted Stock
Awarded:   $

Aggregate Fair Market Value of Restricted Stock on Date of Award:
$

Vesting Start Date:



          By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Agreement and in the Plan. You are also acknowledging receipt of this Agreement and a copy of the Plan.

Dated:

Company:                                Participant:

By:


By:



Attachments



                  FINANCIAL FEDERAL CORPORATION

       AMENDED AND RESTATED 2001 MANAGEMENT INCENTIVE PLAN

      (As Amended and Restated effective December 6, 2006)

                   RESTRICTED STOCK AGREEMENT


The Plan and The text of the Plan is incorporated in this
Other        Agreement by this reference.  You and the Company
Agreements   agree to execute such further instruments and to
             take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

             This Agreement, the attached Exhibits and the Plan constitute the entire understanding between you and the Company regarding this Award of Restricted
             Stock. Any prior agreements, commitments or negotiations are superseded.

Award of     The Company awards you the number of shares of
Restricted   Restricted Stock shown on the cover sheet of this
Stock        Agreement.  The Award is subject to the terms and
             conditions of this Agreement and the Plan.

Vesting Except as otherwise provided in this Agreement and subject to satisfaction of the performance conditions established for this Award by the Company's Compensation Committee ("Performance Conditions"), so long as you continuously serve as [an employee of the Company/the Company's Chief Executive Officer ("CEO")] you will become incrementally vested as to the number of shares of Restricted Stock per the following.


             However, if your continuous service as [an employee of the Company/CEO] is terminated either by (i) the Company (or Parent or Subsidiary) without Cause,
             (ii) death, (iii) Disability, (iv) Retirement (where, for purposes of this Agreement, "Retirement" shall mean your termination of employment with the Company or a subsidiary for any reason (other than due to death, Disability or by the Company or a subsidiary for Cause) on or after attainment of the age of sixty-two), or (v) you for Good Reason, or if there is a Sale of Company, then any unvested Restricted Stock shall be vested in full upon such event (provided that this Award of Restricted Stock has not been previously forfeited due to non-satisfaction of the Performance Conditions).

             Except as otherwise provided in this Agreement, in the event that your continuous service as [an employee of the Company/CEO] ceases prior to the time all of the shares of Restricted Stock have vested, you will forfeit to the Company all of the shares of Restricted Stock subject to this Award that have not yet vested as of the date your continuous service as [an employee of the Company/CEO]terminates.

             Notwithstanding anything to the contrary in this Agreement, the Board of Directors, in its sole discretion, may at any time accelerate the date upon which any or all of this Restricted Stock grant is vested.

Escrow The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company (or his designee) to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Restricted Stock delivered in escrow to the Secretary of the Company.

             All regular cash dividends, if any, on the Restricted Stock shall be paid directly to you and shall not be held in escrow.

             The Restricted Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company, provided, however, that the minimum number of shares released to you in any individual release of share certificates must be at least twenty-five (25) shares (unless the release represents your final release of share certificates from escrow):

                  When your interest in the Restricted Stock vests, the certificates for such vested Restricted Stock shall be released from escrow and delivered to you, at your request, in accordance with the following schedule.

                  The release of any vested Restricted Stock from escrow shall be effected within thirty (30) days following the applicable date(s) of vesting of shares pursuant to this Agreement.

                  Upon termination of your continuous service as [an employee of the Company/CEO] by you for Good Reason or by the Company (or Parent or Subsidiary) without Cause, or by death, Disability or Retirement, or if there is a Sale of Company, any unvested Restricted Stock shall become vested and released from escrow within thirty (30) days of the applicable event. Upon termination of your continuous service as [an employee of the Company/CEO] for any other reason, any unvested Restricted Stock shall be surrendered to the Company.

Definition   For purposes of this Agreement, Sale of Company
of Sale of   shall mean there is a sale of all or substantially
Company      all of the assets (exclusive of securitized assets)
             or stock of the Company.

Definitions For purposes of this Agreement, Parent shall have of "Parent" the meaning set forth in Section 424(e) of the
and          Internal Revenue Code of 1986, as amended (the
"Subsidiary" "Code").  For purposes of this Agreement,
             Subsidiary shall have the meaning set forth in
             Section 424(f) of the Code.

Definition   For purposes of this Agreement, Disability means a
of           permanent and total disability within the meaning
"Disability" of Section 22(e)(3) of the Code.

Definition   For purposes of this Agreement, Cause shall mean
of "Cause"   the good faith determination by the Company (or its
             Subsidiary) in its sole discretion that your continuous service as [an employee of the Company/CEO] should be terminated due to one or more of the following:

                (a)    You have engaged in an act or acts of
                  gross misconduct or negligence that have materially harmed or materially damaged the Company. You will be notified in writing of such misconduct or negligence and such notice will specifically reference potential termination of employment;

                (b)    Your repeated failure to follow the
                  lawful instructions of the Company following written notice. Such written notice will specifically reference potential termination of employment;

                (c)    You have misappropriated Company
                  property;

                (d)    You have been convicted of, or plead "no
                  contest" to, a felony; or

                (e)    You have exhibited a repeated inability
                  to competently perform the essential functions of your job which has been memorialized in the Company's records and has resulted in material harm or material damage to the Company.

Definition   For purposes of this Agreement, termination of your
of "Good     continuous service as [an employee of the
Reason"      Company/CEO] by you for "Good Reason" shall mean
             your resignation of employment with the Company or its Subsidiary within thirty (30) days after the occurrence (without your written consent) of any of the following:

                (a)    Any reduction (in the aggregate) in your
                  base salary by more than 25%, unless all similarly situated executives incur the same proportionate reduction in base salary; or

                (b)    A material diminishment in your position,
                  job duties and/or responsibilities [(this shall include, but not be limited to, you no longer serving as the CEO)]s.

Code Section You represent and warrant that you understand the
83(b)        Federal, state and local income tax consequences of
Election     the granting of this Restricted Stock.  Under
             Section 83 of the Code, the fair market value of the Restricted Stock on the date any forfeiture restrictions applicable to such Restricted Stock lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include surrender to the Company of unvested
             Restricted Stock as described above. You may elect to be taxed at the time the Restricted Stock is acquired to the extent that the fair market value of the Restricted Stock exceeds the amount of consideration paid by you (if any) for such Restricted Stock at that time rather than when such Restricted Stock ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal
             Revenue Service within thirty (30) days after the Date of Award. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you
             (in the event the fair market value of the Restricted Stock increases after the date of purchase) as the forfeiture restrictions lapse unless you make a valid deferral as described below. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE
             RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A
             TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF
             YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO
             MAKE THIS FILING ON YOUR BEHALF.  YOU ARE RELYING
             SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE
             DECISION AS TO WHETHER OR NOT TO FILE A CODE
             SECTION 83(b) ELECTION.

Leaves of    For purposes of this Agreement, while you are a
Absence      common-law employee, your continuous service as [an
             employee of the Company/CEO] does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its Parent or Subsidiary) in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your continuous service as [an employee of the Company/CEO] terminates in any event when the approved leave ends, unless you immediately return to active work.

             The Company determines which leaves count for this purpose, and when your continuous service as [an employee of the Company/CEO] terminates for all purposes under this Agreement.

Voting and   Subject to the terms of this Agreement, you shall
Other Rights have all the rights and privileges of a stockholder of the Company while the Restricted Stock is held in escrow, including the right to vote and to receive dividends (if any).

Adjustments  In the event that after the date of this Award, the outstanding shares of the Company's Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger, consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust the number of shares of Common Stock subject to this Award of Restricted Stock (to the nearest whole number) and such adjustments shall be effective and binding for all purposes of this Award.

Restrictions The Company will not issue any Restricted Stock or
on           Shares if the issuance of such Restricted Stock or
Issuance     Shares at that time would violate any law or
             regulation.

Withholding  The release of the Restricted Stock from escrow
Taxes will not be allowed unless you make acceptable arrangements to pay any withholding or other taxes that may be due and such arrangements may include, subject to such rules that may be established by the Company, (i) delivery of previously owned shares, (ii) withholding of shares by the Company from the shares that would otherwise be delivered from escrow, or (iii) cash or check.

Restrictions By signing this Agreement, you agree not to sell
on Resale    (or transfer or assign) any Restricted Stock prior
             to its vesting or sell (or transfer or assign) any Shares acquired under this Award at a time when applicable laws, regulations or Company or underwriter trading policies prohibit sale.

             If the sale of Shares acquired under this Award is not registered under the Securities Act of 1933, but an exemption is available which requires an investment representation or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

No Retention This Agreement is not an employment agreement and
Rights does not give you the right to be retained by the Company (or its Parents, Subsidiaries or affiliates) and you agree that you are an employee-at-will. The Company (or its Parents, Subsidiaries or affiliates) reserves the right to terminate your [employment as CEO and your] employment as a Company employee at any time and for any reason.

Representati You acknowledge that, while employed by the Company ons or any Parent or any Subsidiary or affiliate thereof, you will have access to confidential and proprietary information regarding the internal affairs, operations and customers (customer is defined herein as including, but not limited to, borrowers, makers, lessees, guarantors, vendors and manufacturers of the following: equipment, construction equipment, transportation equipment, buses, trailers, trucks, tractors, vehicles, manufacturing equipment, machine tools, waste equipment, recycling equipment and production equipment) of the Company or any Parent or any Subsidiary or affiliate thereof, including but not limited to, information contained in any internal memorandum, standard operating procedure manual, policies and procedures, and related Section 404 of the Sarbanes-Oxley Act of 2002 documentation, employee manual, customer or vendor lists, accounting records, computer-generated information, computer lists, computer reports, computer records, computer printouts or any software data or other information in any computer system of the Company or any Parent or any Subsidiary or affiliate thereof and other information which pertains to the business of the Company or any Parent or any Subsidiary or affiliate thereof, which is not disclosed by the Company or any Parent or any Subsidiary or affiliate thereof to the general public. By acceptance of this Agreement, you agree to keep secret and retain in strictest confidence and not to disclose, at any time, all confidential matters, proprietary information which relate to the Company or any Parent or any Subsidiary or affiliate thereof including, without limitation, customer lists, trade secrets, internal memoranda, policies of the Company and other confidential business affairs of the Company and its Parents and its Subsidiaries or affiliates thereof and agree not to disclose any of the foregoing information, at any time, without the prior written consent of a duly authorized officer of the Company.

             You further agree that, for 120 days from the date that your employment as an employee of the Company or any Parent or any Subsidiary or affiliate thereof ends (1) you shall not, either directly or indirectly, solicit business from any existing or prospective customer(s) of the Company or any Parent or any Subsidiary or affiliate thereof and
             (2) you shall not, either directly or indirectly, agree to hire, solicit or recruit on behalf of your new employer, or through your new employer, any employee of the Company or any Parent or any Subsidiary or affiliate thereof for any job, employment or consulting, in the Company's or any Parent's or any Subsidiary's or affiliate's industry or with any company which competes with the Company or any Parent or any Subsidiary or affiliate thereof. For purposes of this paragraph, a "prospective customer" includes but is not limited to, a person, corporation, partnership or other business entity with whom one or more financing and/or leasing transactions has been discussed within the twelve months prior to termination of your employment with the Company, or any Parent or any Subsidiary or affiliate thereof. The provisions of this representations section shall survive any expiration or termination of this Agreement.

             The Company may enforce any violation of these provisions to the fullest extent permitted under law or equity. You acknowledge that upon a material breach of any of these provisions, the Company would sustain irreparable harm from such breach, and, therefore, you agree that in addition to any other remedies which the Company may have for any material breach of this Agreement or otherwise, the Company shall be entitled to obtain equitable relief including specific performance, injunctions and restraining you from committing or continuing any such violation of this Agreement. The Company may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief as necessary.

Applicable   This Agreement will be interpreted and enforced
Law          under the laws of the State of New York and
             construed accordingly, including any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. This Agreement may not be amended, altered, waived or modified unless it is in writing and signed by you and a member of the Board of Directors. This Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.
             The rights and remedies of the Company, its Parents, its Subsidiaries and affiliates hereunder shall be cumulative and not alternative. No delay or failure on the part of the Company, its Parents or its Subsidiaries or its affiliates in exercising any rights hereunder shall operate as a waiver of such or of any other rights. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
             YOU HEREBY WAIVE THE RIGHT TO HAVE A TRIAL BY JURY
             IN ANY LITIGATION, ACTION, CAUSE OF ACTION,
             COUNTERCLAIM, CASE, ARBITRATION OR PROCEEDING
             BETWEEN YOU AND THE COMPANY, ITS PARENTS OR ITS
             SUBSIDIARIES OR AFFILIATES.

                       __________________


  In consideration of the Company granting you this Restricted Stock, please acknowledge your agreement to fully comply with all of the terms and provisions contained herein by signing this Agreement in the space provided above and returning it promptly to:

                  Financial Federal Corporation
         Attention: [                      ], Secretary

                            EXHIBIT A


              ASSIGNMENT SEPARATE FROM CERTIFICATE


          FOR VALUE RECEIVED and pursuant to that certain
Restricted Stock Agreement dated as of [                     ],
the undersigned hereby sells, assigns and transfers unto _________ shares of the Common Stock of Financial Federal Corporation, a Nevada corporation, standing in the undersigned's name on the books of said corporation represented by certificate
No. [                ], herewith, and does hereby irrevocably
constitute and appoint [                         ] attorney-in-
fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.


Dated:





                            EXHIBIT B


                 ELECTION UNDER SECTION 83(b) OF
                    THE INTERNAL REVENUE CODE


          The undersigned hereby makes an election pursuant to
Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address and social security number of the undersigned:




     Social Security No. :

2. Description of property with respect to which the election is being made:

                     shares of common stock of Financial Federal
     Corporation (the "Company").

3. The date on which the property was transferred is _____________, [YEAR].

4. The taxable year to which this election relates is calendar year [YEAR].

5.   Nature of restrictions to which the property is subject:

     The shares of stock are subject to the provisions of a Restricted Stock Agreement (the "Agreement") between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, [for a total of $__________.]

7. The amount paid by taxpayer for the property was $__________.

8.   A copy of this statement has been furnished to the Company.

Dated:  _____________ __, [YEAR].



                              [Taxpayer's Name]
                     SECTION 83(b) ELECTIONS


          This memorandum briefly describes certain aspects of Internal Revenue Code section 83 and section 83(b) elections as they exist under current law. A form of election is attached. The effect of making the election is that it permits the employee or consultant to include in his or her gross income, in his or her taxable year in which unvested shares are transferred, the excess, if any, of (i) the fair market value of such shares at the time of transfer (determined without regard to restrictions other than those which will never lapse), over (ii) the amount (if any) paid for such shares.

          By making the section 83(b) election, subsequent appreciation in the value of the shares generally will be taxed as a capital gain, rather than as compensation. Also, appreciation that occurs after the transfer but prior to vesting will not be taxed until the shares are sold. Finally, such subsequent appreciation may be deferred if transfer occurs in a tax-free reorganization or may go untaxed altogether if a stepped-up basis results from transfer by reason of death. However, if the shares are forfeited the employees or consultants who made the election can only deduct a loss to the extent the amount received (if any) on forfeiture is less than the amount paid (if any) for such shares. Thus, such employees or consultants are precluded from recovering the tax paid with respect to any reported compensation income. Moreover, any loss recognized will generally be a capital loss which can only offset capital gains plus $3,000 of ordinary income ($1,500 in the case of married individuals filing a separate return).

          In the absence of an election, the employee or consultant who receives unvested shares does not recognize any income until such shares vest. In the taxable year in which any shares vest such employee or consultant will recognize compensation income equal to the excess, if any, of (i) the fair market value of the vested shares on the vesting date, over
(ii) the amount (if any) paid for such shares. If the shares are forfeited the employee or consultant will recognize ordinary loss to the extent the amount received on forfeiture is less than the amount paid for such shares.

          The election must be made not later than 30 days after the date of transfer of the shares to the employee or consultant. The election is to be filed with the Internal Revenue Service Center with which the employee or consultant files his or her return. In general, the election is irrevocable.

          Each filing should be made by certified mail with the sender's receipt postmarked at the time of mailing to establish proof of filing. Also, one copy of the election should be filed with the company. Finally, one copy of the election must be submitted with the employee's federal income tax returns for the taxable year in which the shares are transferred. Although the election must be made within 30 days of the date of transfer of the shares, the tax, if any, arising out of the election need not be paid until the employee or consultant files his or her tax return for the tax year of transfer (subject to the withholding rules).

          The company should be entitled to a tax deduction for federal income tax purposes equal to the amount, if any, included in the gross income of the employees or consultants receiving the shares. Any deduction is allowed for the taxable year of the company in which or with which ends the taxable year in which the amount was included in the gross income of the employee or consultant.

          While it may be desirable from a tax standpoint for employees and consultants to make an 83(b) election at the time unvested shares are acquired, the matter should be reviewed by each employee or consultant with his or her tax adviser.

          The foregoing is intended only as a general summary of the tax consequences of section 83(b) elections.